Date: February 6, 2019

Media Contact:	Investor Contact:
Michael Kinney	Dennis Puma
732-938-1031	732-938-1229
mkinney@njresources.com	dpuma@njresources.com

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

WALL, N.J. — Today, New Jersey Resources (NYSE: NJR) reported results for the first-quarter of fiscal 2019. Highlights include:

●	Consolidated net income of $86.2 million, compared with $123.7 million in the first-quarter of fiscal 2018

●	Consolidated net financial earnings (NFE), a non-GAAP financial measure, were $54.1 million, compared with NFE of $135.3 million in the first-quarter of fiscal 2018

●	Reaffirmed NFE guidance for fiscal 2019 of $1.95 - $2.05

●	Construction began on the Southern Reliability Link (SRL)

●	The PennEast project received a favorable ruling from the U.S. District Court, allowing the project to conduct the land surveys in New Jersey

●	The Adelphia Gateway Project received a positive response on its Environmental Assessment from the Federal Energy Regulatory Commission (FERC)

First-quarter fiscal 2019 net income totaled $86.2 million, or $0.97 per share, compared with net income of $123.7 million, or $1.42 per share, during the same period in fiscal 2018. First-quarter fiscal 2019 NFE totaled $54.1 million, or $0.61 per share, compared with NFE of $135.3 million, or $1.56 per share, during the same period last year. Results during the first-quarter of fiscal 2018, included an income tax benefit of $57.6 million, or $0.66 per share, due to the revaluation of deferred taxes resulting from the reduction in the federal corporate tax rate.

"Our results for the first quarter are consistent with our expectations, and we remain on track to achieve our earnings guidance for fiscal 2019," said Steve Westhoven, president and COO of New Jersey Resources. "Our view is supported by continued customer growth at New Jersey Natural Gas and our infrastructure investments. Our team is focused on delivering results for our customers and shareowners."

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

A reconciliation of net income to NFE for the three months ended December 31, 2018, and 2017, is provided below.

	Three Months Ended
	December 31,
(Thousands)	2018	2017
Net income*	$86,248	$123,699
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(10,932)	34,855
Tax effect	2,583	(8,059)
Effects of economic hedging related to natural gas inventory	(21,611)	(25,387)
Tax effect	5,136	8,244
Net income to NFE tax adjustment	(7,331)	1,981
Net financial earnings	$54,093	$135,333

Weighted Average Shares Outstanding
Basic	88,547	86,996
Diluted	88,946	87,347

Basic earnings per share	$0.97	$1.42
Add:

Unrealized (gain) loss on derivative instruments and related transactions	(0.12)	0.40
Tax effect	0.03	(0.09)

Effects of economic hedging related to natural gas inventory	(0.25)	(0.29)
Tax effect	0.06	0.10
Net income to NFE tax adjustment	(0.08)	0.02
Basic net financial earnings per share	$0.61	$1.56

*Results during the first fiscal quarter ended December 31, 2017, included a one-time income tax benefit of $57.6 million, or $0.66 per share, due to the revaluation of deferred taxes resulting from the reduction in the federal corporate tax rate.

NFE is a financial measure not calculated in accordance with Generally Accepted Accounting Principles (GAAP) of the United States. It is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Credits (SRECs) and foreign currency contracts. NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period. For further discussion of this financial measure, please see the explanation below under “Non-GAAP Financial Information.”

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

A table summarizing our key performance metrics for the three months ended December 31, 2018, and 2017, is provided below.

	Three Months Ended
	December 31,
($ in Thousands)	2018	2017
Net income	$86,248	$123,699
Basic EPS	$0.97	$1.42
NFE	$54,093	$135,333
Basic NFE per share	$0.61	$1.56

A table detailing NFE for the three months ended December 31, 2018, and 2017, is provided below.

	Three Months Ended
	December 31,
(Thousands)	2018	2017
Net financial earnings
New Jersey Natural Gas	$31,713	$34,109
Midstream	3,651	17,511
Subtotal Regulated	35,364	51,620
Clean Energy Ventures	10,205	71,250
Energy Services	8,370	20,274
Home Services and Other	76	(7,716)
Subtotal Non-Regulated	18,651	83,808
Subtotal	54,015	135,428
Eliminations	78	(95)
Total	$54,093	$135,333

NJR Reaffirms Fiscal 2019 NFE Guidance:

NJR reaffirmed fiscal 2019 NFE guidance of $1.95 to $2.05 per share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” NJR expects its regulated businesses to generate between 50 to 65 percent of total NFE, with New Jersey Natural Gas (NJNG) continuing to be the largest contributor. The following chart represents NJR’s current expected contributions from its subsidiaries for fiscal 2019 and beyond:

	Expected Fiscal 2019	Expected Fiscal 2020 and
	Net Financial Earnings	Beyond Net Financial Earnings
Company	Contribution	Contribution
New Jersey Natural Gas	45 to 50 percent	50 to 60 percent
Midstream	5 to 15 percent	10 to 25 percent
Total Regulated	50 to 65 percent	60 to 85 percent
Clean Energy Ventures	25 to 35 percent	10 to 20 percent
Energy Services	5 to 15 percent	5 to 15 percent
Home Services and Other	0 to 2 percent	0 to 2 percent
Total Non-Regulated	30 to 52 percent	15 to 37 percent

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

In providing fiscal 2019 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

Regulated Business Update:

New Jersey Natural Gas

NJNG reported first-quarter NFE of $31.7 million, compared with $34.1 million, during the same period in fiscal 2018. The decrease in the first quarter was due primarily to higher O&M expenses and lower Basic Gas Supply Service (BGSS) incentives.

Customer Growth:

●	NJNG added 2,934 new customers during the first-quarter of fiscal 2019, compared with 2,637 during the same period in fiscal 2018, primarily driven by the residential new construction market. In addition, 53 existing NJNG customers expanded their natural gas service during the first-quarter of fiscal 2019.

●	NJNG expects to add between 28,000 and 30,000 new customers through fiscal 2021, representing an average annual growth rate of 1.8 percent and a cumulative increase in utility gross margin of approximately $16 million. For more information on utility gross margin, please see “Non-GAAP Financial Information” below.

NJNG Infrastructure Update:

●	The Southern Reliability Link, which is designed to provide a secondary interstate feed into the southern end of NJNG’s delivery system, began construction in the first-quarter of fiscal 2019. NJNG expects SRL to be in service during early 2020, and plans to recover its capital costs through a future rate case.

●	Safety Acceleration and Facilities Enhancement (SAFE) II is the five-year program approved by the New Jersey Board of Public Utilities (BPU) in September 2016 to replace the remaining 276 miles of unprotected steel main and associated services in NJNG’s distribution system. During the first-quarter of fiscal 2019, NJNG invested $11.2 million to replace 12 miles of unprotected steel main and services.

●	The New Jersey Reinvestment in System Enhancement (NJ RISE) program is the five-year, $102.5 million investment that began in 2014. During the first-quarter of fiscal 2019, NJNG continued to install distribution main to improve service resiliency into the southern portions of the Seaside Barrier Island. In addition, NJNG finalized preparations to install a new distribution main into Long Beach Island during the second-quarter of fiscal 2019. All NJ RISE projects are expected to be completed in fiscal 2019.

BGSS Incentive Programs:

BGSS incentive programs contributed $2 million to utility gross margin in the first-quarter of fiscal 2019, compared with $4.4 million during the same period in fiscal 2018. The lower results were due primarily to lower volume in the capacity release program and a decrease in value in the storage incentive program. Total savings for NJNG customers through the BGSS incentive programs for the three months ended December 31, 2018, were approximately $10 million.

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

Energy Efficiency Programs:

The SAVEGREEN Project®, NJNG’s energy-efficiency program, invested $3.7 million during the first-quarter of fiscal 2019 in grants and financing options designed to help customers with energy-efficiency upgrades for their homes and businesses.

Midstream

Midstream reported first-quarter fiscal 2019 NFE of $3.7 million, compared with $17.5 million during the same period of fiscal 2018. The decrease in NFE was due primarily to the effects of tax reform, which resulted in a tax benefit of $14 million recognized in the first-quarter of fiscal 2018.

Infrastructure Project Updates:

●	Adelphia Gateway - On January 4, 2019, FERC Staff issued its Environmental Assessment for the Adelphia Gateway pipeline project recommending that the FERC Certificate Order contain a finding of no significant environmental impact. Adelphia Gateway will deliver natural gas to under-served areas in the greater Philadelphia region, and NJR expects the project to be in service in fiscal 2019 and contribute materially to earnings in fiscal 2020.

●	PennEast Pipeline - On December 14, 2018, PennEast received a favorable ruling from the U.S. District Court, granting PennEast access to properties in New Jersey in order to conduct land surveys. PennEast has advised it currently expects the pipeline to begin construction in late 2019. However, construction could be delayed beyond 2019 due to factors beyond PennEast's ability to control or estimate precisely, including potential delays in obtaining (or inability to obtain) governmental and regulatory approvals and land-use rights and unforeseen construction delays.

Non-Regulated Businesses Update:

Energy Services

Energy Services reported first-quarter fiscal 2019 NFE of $8.4 million, compared with $20.3 million during fiscal 2018. The decrease in NFE was due primarily due to the lack of sustained cold weather and related pricing volatility as compared to last year.

Clean Energy Ventures (CEV)

CEV reported first-quarter fiscal 2019 NFE of $10.2 million, compared with NFE of $71.3 million in the same period last year. The decrease in NFE was due primarily to the effects of tax reform, which resulted in a tax benefit of $62.7 million recognized in the first-quarter of fiscal 2018.

First-quarter highlights:

●	Two commercial solar projects were placed into service in Franklin Township and Springfield Township, N.J., totaling 19.2 MW of capacity.

●	The Sunlight Advantage®, CEV's residential solar leasing program, added 166 residential customers and now serves over 7,400 residential customers, representing an investment of $222.2 million.

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

Home Services and Other Operations

In the first quarter of fiscal 2019, Home Services and Other Operations reported NFE of $0.1 million, compared with a net financial loss of $7.7 million in fiscal 2018. The increase in NFE was due primarily to the revaluation of deferred income taxes resulting from tax reform that did not recur in 2019.

Capital Expenditures and Cash Flows:

NJR is committed to maintaining a strong financial profile while continuing to invest capital in regulated and non-regulated projects.

●	During the first quarter of fiscal 2019, NJR used operating cash flows of $104.8 million, compared with $23.5 million during the same period in fiscal 2018.

●	First-quarter fiscal 2019 capital expenditures were $84.6 million, of which $61.2 million were related to regulated assets, compared with capital expenditures of $73 million, of which $47.1 million were related to regulated assets, during the same period in fiscal 2018.

Webcast Information:

NJR will host a live webcast to discuss its financial results today at 10 a.m. ET. A few minutes prior to the webcast, go to njresources.com and select “Investor Relations,” then scroll down to the “Events & Presentations” section and click on the webcast link.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJR’s NFE guidance for fiscal 2019, forecasted contribution of business segments to fiscal 2019 NFE and beyond, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure investments, Clean Energy Ventures’ ITC-eligible projects and demand for residential solar, earnings and dividend growth, as well as the ability to close and successfully implement the Adelphia Gateway acquisition, and construct the SRL and PennEast Pipeline projects.

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway, in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, our Energy Services segment operations and our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyberattack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC’s Web site at sec.gov. Information included in this release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Information:

This release includes the non-GAAP financial measures NFE/net financial losses, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity contracts is reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to Clean Energy Ventures, as such the adjustment is related to tax credits generated by Clean Energy Ventures.

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on utility gross margin. Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s 2018 Form 10-K, Item 7.

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

●	New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,500 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

●	NJR Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of more than 250 megawatts, providing residential and commercial customers with low-carbon solutions.

●	NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

●	NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility, as well as its 20 percent equity interest in the PennEast Pipeline Project.

●	NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:

www.njresources.com.
Follow us on Twitter @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.
Download our free NJR investor relations app for iPad, iPhone and Android.

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

NJR-E

NEW JERSEY RESOURCES
(Unaudited)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended
	December 31,
(Thousands, except per share data)	2018	2017
OPERATING REVENUES
Utility	$199,965	$209,787
Nonutility	611,802	495,518
Total operating revenues	811,767	705,305
OPERATING EXPENSES
Gas purchases
Utility	87,649	77,602
Nonutility	535,383	445,084
Related parties	2,185	2,149
Operation and maintenance	60,102	54,160
Regulatory rider expenses	12,632	11,769
Depreciation and amortization	21,832	21,854
Energy and other taxes	3,241	16,491
Total operating expenses	723,024	629,109
OPERATING INCOME	88,743	76,196
Other income, net	869	5,976
Interest expense, net of capitalized interest	13,486	11,905
INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	76,126	70,267
Income tax benefit	(6,961)	(50,168)
Equity in earnings of affiliates	3,161	3,264
NET INCOME	$86,248	$123,699

EARNINGS PER COMMON SHARE
Basic	$0.97	$1.42
Diluted	$0.97	$1.42

DIVIDENDS DECLARED PER COMMON SHARE	$0.2925	$0.2725

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	88,547	86,996
Diluted	88,946	87,347

NJR REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES

	Three Months Ended
	December 31,
(Thousands)	2018	2017
NEW JERSEY RESOURCES

A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings is as follows:

Net income	$86,248	$123,699
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(10,932)	34,855
Tax effect	2,583	(8,059)
Effects of economic hedging related to natural gas inventory	(21,611)	(25,387)
Tax effect	5,136	8,244
Net income to NFE tax adjustment	(7,331)	1,981
Net financial earnings	$54,093	$135,333

Weighted Average Shares Outstanding
Basic	88,547	86,996
Diluted	88,946	87,347

A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share is as follows:

Basic earnings per share	$0.97	$1.42
Add:
Unrealized (gain) loss on derivative instruments and related transactions	$(0.12)	$0.40
Tax effect	$0.03	$(0.09)
Effects of economic hedging related to natural gas inventory	$(0.25)	$(0.29)
Tax effect	$0.06	$0.10
Net income to NFE tax adjustment	$(0.08)	$0.02
Basic NFE per share	$0.61	$1.56

NATURAL GAS DISTRIBUTION

A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows:

Operating revenues	$199,965	$209,787
Less:
Gas purchases	92,178	84,755
Energy and other taxes	—	12,404
Regulatory rider expense	12,632	11,769
Utility gross margin	$95,155	$100,859

CLEAN ENERGY VENTURES

A reconciliation of net income to net financial earnings is as follows:

Net income	$17,536	$69,269
Add:
Net income to NFE tax adjustment	(7,331)	1,981
Net financial earnings	$10,205	$71,250

NJR REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

	Three Months Ended
(Unaudited)	December 31,
(Thousands)	2018	2017
ENERGY SERVICES

The following table is a computation of financial margin:
Operating revenues	$587,267	$477,981
Less: Gas purchases	536,508	446,210
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(11,177)	33,873
Effects of economic hedging related to natural gas inventory	(21,611)	(25,387)
Financial margin	$17,971	$40,257

A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows:

Operating income	$44,886	$26,104
Add:
Operation and maintenance expense	5,273	4,436
Depreciation and amortization	27	14
Other taxes	573	1,217
Subtotal	50,759	31,771
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(11,177)	33,873
Effects of economic hedging related to natural gas inventory	(21,611)	(25,387)
Financial margin	$17,971	$40,257

A reconciliation of net income to net financial earnings is as follows:

Net income	$33,374	$11,120
Add:
Unrealized (gain) loss on derivative instruments and related transactions	(11,177)	33,873
Tax effect	2,648	(7,576)
Effects of economic hedging related to natural gas	(21,611)	(25,387)
Tax effect	5,136	8,244
Net financial earnings	$8,370	$20,274

Home Services and Other

A reconciliation of net income to net financial earnings is as follows:

Net loss	$(25)	$(7,716)
Add:
Unrealized loss on derivative instruments and related transactions	141	—
Tax effect	(40)	—
Net financial earnings (loss)	$76	$(7,716)

NJR REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

	Three Months Ended
	December 31,
(Thousands, except per share data)	2018	2017
NEW JERSEY RESOURCES

Operating Revenues
Natural Gas Distribution	$199,965	$209,787
Clean Energy Ventures	14,897	13,996
Energy Services	587,267	477,981
Midstream	—	—
Home Services and Other	12,490	9,957
Sub-total	814,619	711,721
Eliminations	(2,852)	(6,416)
Total	$811,767	$705,305

Operating Income
Natural Gas Distribution	$43,032	$51,909
Clean Energy Ventures	(174)	(441)
Energy Services	44,886	26,104
Midstream	(637)	(373)
Home Services and Other	373	(1,227)
Sub-total	87,480	75,972
Eliminations	1,263	224
Total	$88,743	$76,196

Equity in Earnings of Affiliates
Midstream	$3,801	$4,129
Eliminations	(640)	(865)
Total	$3,161	$3,264

Net Income (Loss)
Natural Gas Distribution	$31,713	$34,109
Clean Energy Ventures	17,536	69,269
Energy Services	33,374	11,120
Midstream	3,651	17,511
Home Services and Other	(25)	(7,716)
Sub-total	86,249	124,293
Eliminations	(1)	(594)
Total	$86,248	$123,699

Net Financial Earnings (Loss)
Natural Gas Distribution	$31,713	$34,109
Clean Energy Ventures	10,205	71,250
Energy Services	8,370	20,274
Midstream	3,651	17,511
Home Services and Other	76	(7,716)
Sub-total	54,015	135,428
Eliminations	78	(95)
Total	$54,093	$135,333

Throughput (Bcf)
NJNG, Core Customers	26.7	30.7
NJNG, Off System/Capacity Management	27.4	38.7
Energy Services Fuel Mgmt. and Wholesale Sales	156.7	163.1
Total	210.8	232.5

Common Stock Data
Yield at December 31	2.6%	2.7%
Market Price
High	$51.83	$45.45
Low	$43.51	$38.60
Close at December 31	$45.67	$40.20
Shares Out. at December 31	88,680	87,475
Market Cap. at December 31	$4,050,024	$3,516,513

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

	Three Months Ended
(Unaudited)	December 31,
(Thousands, except customer and weather data)	2018	2017
NATURAL GAS DISTRIBUTION
Utility Gross Margin
Operating revenues	$199,965	$209,787
Less:
Gas purchases	92,178	84,755
Energy and other taxes	—	12,404
Regulatory rider expense	12,632	11,769
Total Utility Gross Margin	$95,155	$100,859

Utility Gross Margin, Operating Income and Net Income
Residential	$64,139	$64,735
Commercial, Industrial & Other	13,346	13,918
Firm Transportation	14,396	16,260
Total Firm Margin	91,881	94,913
Interruptible	1,319	1,511
Total System Margin	93,200	96,424
Off System/Capacity Management/FRM/Storage Incentive	1,955	4,435
Total Utility Gross Margin	95,155	100,859
Operation and maintenance expense	36,883	34,821
Depreciation and amortization	13,896	12,783
Other taxes not reflected in gross margin	1,344	1,346
Operating Income	$43,032	$51,909

Net Income	$31,713	$34,109

Net Financial Earnings	$31,713	$34,109

Throughput (Bcf)
Residential	14.5	13.6
Commercial, Industrial & Other	2.8	2.6
Firm Transportation	4.4	4.6
Total Firm Throughput	21.7	20.8
Interruptible	5.0	9.9
Total System Throughput	26.7	30.7
Off System/Capacity Management	27.4	38.7
Total Throughput	54.1	69.4

Customers
Residential	478,983	463,679
Commercial, Industrial & Other	29,640	28,656
Firm Transportation	35,099	42,058
Total Firm Customers	543,722	534,393
Interruptible	32	30
Total System Customers	543,754	534,423
Off System/Capacity Management*	7	19
Total Customers	543,761	534,442
*The number of customers represents those active during the last month of the period.
Degree Days
Actual	1,638	1,577
Normal	1,565	1,576
Percent of Normal	104.7%	100.1%

NEW JERSEY RESOURCES REPORTS FIRST-QUARTER FISCAL 2019 RESULTS

	Three Months Ended
(Unaudited)	December 31,
(Thousands, except customer, SREC and megawatt)	2018	2017
CLEAN ENERGY VENTURES
Operating Revenues
SREC sales	$7,147	$6,856
Wind electricity sales and other	3,736	4,185
Solar electricity sales and other	1,882	1,125
Sunlight Advantage	2,132	1,830
Total Operating Revenues	$14,897	$13,996
Depreciation and Amortization	$7,923	$8,935
Operating Loss	$(174)	$(441)
Income Tax Benefit	$(23,204)	$(73,988)
Net Income	$17,536	$69,269
Net Financial Earnings	$10,205	$71,250
Solar Renewable Energy Certificates Generated	53,899	53,568
Solar Renewable Energy Certificates Sold	37,820	29,680
Solar Megawatts Eligible for ITCs	20.9	1.8
Solar Megawatts Under Construction	7.4	21.4

ENERGY SERVICES
Operating Income
Operating revenues	$587,267	$477,981
Less:
Gas purchases	536,508	446,210
Operation and maintenance expense	5,273	4,436
Depreciation and amortization	27	14
Energy and other taxes, net	573	1,217
Operating Income	$44,886	$26,104
Net Income	$33,374	$11,120
Financial Margin	$17,971	$40,257
Net Financial Earnings	$8,370	$20,274
Gas Sold and Managed (Bcf)	156.7	163.1

MIDSTREAM
Equity in Earnings of Affiliates	$3,801	$4,129
Other Income, Net	$1,992	$1,221
Income Tax Provision (Benefit)	$962	$(12,843)
Net Income	$3,651	$17,511

HOME SERVICES AND OTHER
Operating Revenues	$12,490	$9,957
Operating Income (Loss)	$373	$(1,227)
Other Income, Net	$(198)	$5,300
Net (Loss)	$(25)	$(7,716)
Net Financial Earnings (Loss)	$76	$(7,716)
Total Service Contract Customers at December 31	109,919	111,615